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                                                                   EXHIBIT 10.69


            SEVERANCE POLICY FOR DOMESTIC VICE PRESIDENTS (AND ABOVE)
                        OF RUSS BERRIE AND COMPANY, INC.
                           EFFECTIVE FEBRUARY 11, 2003

THE COMPANY'S SEVERANCE POLICY IS AMENDED FOR DOMESTIC VICE PRESIDENTS (AND ABOVE; COLLECTIVELY REFERRED TO HEREIN AS "VPS") AND IS EFFECTIVE FEBRUARY 11, 2003, AS FOLLOWS:

DOMESTIC VPS, IF TERMINATED BY THE COMPANY WITHOUT CAUSE AND NOT IN CONNECTION WITH A CHANGE IN CONTROL OF THE COMPANY (NAMELY, MORE THAN 6 MONTHS PRIOR TO OR MORE THAN 2 YEARS AFTER SUCH CHANGE IN CONTROL), ARE ELIGIBLE, BASED ON TENURE WITH THE COMPANY, FOR THE FOLLOWING SEVERANCE PAYMENT:

         o VPS WITH LESS THAN 1 YEAR OF SERVICE WITH THE COMPANY WOULD RECEIVE 4 MONTHS OF SEVERANCE PAY

         o VPS WITH AT LEAST 1 YEAR OF SERVICE BUT LESS THAN 2 YEARS OF SERVICE WITH THE COMPANY WOULD RECEIVE 6 MONTHS OF SEVERANCE PAY

         o VPS WITH AT LEAST 2 YEARS OF SERVICE BUT LESS THAN 6 YEARS OF SERVICE WITH THE COMPANY WOULD RECEIVE 8 MONTHS OF SEVERANCE PAY

         o VPS WITH AT LEAST 6 YEARS OF SERVICE BUT LESS THAN 10 YEARS OF SERVICE WITH THE COMPANY WOULD RECEIVE 10 MONTHS OF SEVERANCE PAY

         o VPS WITH 10 OR MORE YEARS OF SERVICE WITH THE COMPANY WOULD RECEIVE 12 MONTHS (I.E., ONE YEAR) OF SEVERANCE PAY

THE SEVERANCE IS TO BE PAID AT THE SALARY RATE (BASE PAY NOT INCLUDING BONUS(ES) OR COMMISSIONS) IN EFFECT ON THE TERMINATION DATE. THE SEVERANCE WILL BE PAID OVER THE COURSE OF THE SEVERANCE PERIOD IN ACCORDANCE WITH THE COMPANY'S NORMAL PAY SCHEDULE (NOT IN A LUMP SUM). DURING THE SEVERANCE PERIOD, THE TERMINATED VP IS ALSO ENTITLED TO REMAIN ON THE COMPANY'S (1) HEALTH AND DENTAL INSURANCE PLAN (MAKING THE SAME PAYROLL CONTRIBUTION AS HE/SHE MADE, ON THE DATE OF TERMINATION, AS AN ACTIVE EMPLOYEE), AND (2) ALL OTHER INSURANCE PLANS FOR WHICH HE/SHE WAS ELIGIBLE ON THE DATE OF TERMINATION. IN ADDITION, FOR A PERIOD OF 60 DAYS, THE TERMINATED VP IS ENTITLED TO USE OF THE COMPANY AUTOMOBILE (OR PAYMENT OF AN AUTOMOBILE ALLOWANCE) OR REIMBURSEMENT OF CERTAIN AUTOMOBILE EXPENSES, AS THE CASE MAY BE, IN ACCORDANCE WITH THE NATURE AND TYPE OF AUTOMOBILE PERK THAT THE VP HAD IN EFFECT ON THE DATE OF TERMINATION. IF THE TERMINATED VP OBTAINS GAINFUL EMPLOYMENT DURING HIS/HER SEVERANCE PERIOD, THEN THE SEVERANCE PAYMENTS WILL BE TERMINATED EFFECTIVE ON THE DATE THAT HE/SHE BEGINS NEW EMPLOYMENT.

"CHANGE-IN-CONTROL" AND "CAUSE" SHALL HAVE THE MEANINGS ASSIGNED THERETO IN THE COMPANY'S CHANGE IN CONTROL SEVERANCE PLAN.

AS A CONDITION TO RECEIVING THE AFOREMENTIONED SEVERANCE PAYMENT AND BENEFITS, THE ELIGIBLE TERMINATED VP MUST SIGN AND DELIVER TO THE COMPANY THE COMPANY'S FORM OF GENERAL RELEASE OF CLAIMS, NON-COMPETE, NON-HIRE AND NON-DISPARAGEMENT AGREEMENT.

THIS AMENDED SEVERANCE POLICY SUPERCEDES ANY OTHER AGREEMENT BETWEEN THE COMPANY AND A VP THAT PROVIDES FOR LESSER BENEFITS WITH RESPECT TO THE TYPE OF TERMINATION COVERED HEREBY IN EFFECT ON THE EFFECTIVE DATE OF THIS AMENDMENT OR THEREAFTER.